SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                   AMENDMENT 4

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2001


                              SENTRY BUILDERS CORP.
             (Exact name of Registrant as specified in its charter)

                                     0-30974
                             Commission File Number

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                                   11-2159633
                      (I.R.S. Employer Identification No.)

                              38 Hartman Hill Road
                              Huntington, New York
                    (Address of principal executive offices)

                                      11743
                                   (Zip Code)

                  Registrant's telephone number: (631)367-7450

                        --------------------------------


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Item 2. ACQUISITION OR DISPOSITION OF ASSETS

On June 30, 2001, Sentry Builder Corp. (the "Company" or "Sentry") acquired 100% of the issued and outstanding stock (50 shares) of Route 537 Realty, Inc. ("Route 537"), a New York corporation. The acquisition occurred pursuant to the terms of a Purchase Agreement made and entered into as of June 30, 2001 by and between Richard Melius (sole shareholder of Route 537) and Sentry Builders Corp. Pursuant to the terms of the Purchase Agreement, the Company acquired 100% of Route 537 (50 shares) in exchange for 3,000,000 shares of Sentry. On December 28, 2001, by agreement of both parties, the Purchase Agreement was made null and void and the acquisition cancelled. (See Exhibits 99.2 and 99.3 attached).


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

          Exhibit Number   Description

            99.2           Letter from Sentry Builders Corp. affirming
                           cancellation of acquisition.
            99.3           Letter from  Route 537 Realty Corp. affirming
                           cancellation of acquisition.



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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     SENTRY BUILDERS CORP.
                                                      (Registrant)

Date: March 5, 2002                                  By /s/ Richard Melius
                                                         Richard Melius
                                                         President and CEO

Exhibit 99.2

                              Sentry Builders Corp.
                              38 Hartman Hill Road
                              Huntington, NY 11743


Security and Exchange Commission
Washington, D.C. 20549

Attn:  Tia Jenkins                                            December 28, 2001
       Senior Assistant Chief Accountant

Re:    Sentry Builders Corp. File No. 0-30974
       Form 8-K/A3 filed 12/17/01; Form 10-KSB filed 12/10/01


   This letter will service notice that a proposed acquisition and sale of a certain property located in Wrightstown, NJ consisting of a motel and catering operations, two buildings, previously described in the purchase agreement between Sentry Builders Corp., the purchaser, and Route 537 Realty Corp., the seller, filed under form 8-K/A3 filed 12/17/01 and form 10-KSB filed 12/10/01, is null and void. Therefore, the application and filing is withdrawn and agreed upon by the parties.



                                  Respectfully,

                                  /s/ Richard Melius, CEO
                                  Sentry Builders Corp.

Exhibit 99.3


                             Route 537 Realty Corp.
                                2841 Monmouth Rd.
                              Wrightstown, NJ 08562



Security and Exchange Commission
Washington, D.C. 20549

Attn:  Tia Jenkins                                            December 28, 2001
       Senior Assistant Chief Accountant

Re:               Sentry Builders Corp.  File No. 0-30974
                  Form 8-K/A3 filed 12/17/01; Form 10-KSB filed 12/10/01



        This letter will service notice that a proposed acquisition and sale of a certain property located in Wrightstown, NJ consisting of a motel and catering operations, two buildings, previously described in the purchase agreement between Sentry Builders Corp., the purchaser, and Route 537 Realty Corp., the seller, filed under form 8-K/A3 filed 12/17/01 and form 10-KSB filed 12/10/01 is null and void. Therefore, the application and filing is withdrawn and agreed upon by the parties.




                                                       Respectfully,

                                                       /s/ Richard Melius, Pres.
                                                       Route 537 Realty Corp.